UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 20, 2023

VULCAN MATERIALS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-33841	20-8579133
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Urban Center Drive
Birmingham, Alabama 35242
(Address of principal executive offices) (zip code)

(205) 298-3000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	VMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                                                                                                  Emerging growth company        ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Thompson S. Baker II as President

On September 20, 2023, the Board of Directors (the “Board”) of Vulcan Materials Company (the “Company”) announced the election of Thompson S. Baker II as President of the Company, effective immediately. J. Thomas Hill will continue to serve as the Company’s Chairman and Chief Executive Officer.

Mr. Baker, 65, was appointed Chief Operating Officer of the Company effective May 2019. He previously served as Senior Vice President from March 2017 to April 2019. Prior to that, he served in a number of positions with the Company, including President of the Florida Rock Division, before serving as Chief Executive Officer of FRP Holdings, Inc. from October 2010 to March 2017 and President and Chief Executive Officer of Patriot Transportation Holding, Inc. from December 2014 to March 2017.

In connection with the election, Mr. Baker’s base salary was increased to $800,000. No changes were made to the bonus targets for Mr. Baker under the Company’s Executive Incentive Plan (“EIP”) and 2016 Omnibus Long-Term Incentive Plan (“LTIP”). Mr. Baker has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K other than as disclosed in the Company’s 2023 definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2023.

Promotion of Ronnie A. Pruitt to Chief Operating Officer

On September 20, 2023, the Company announced the promotion of Ronnie A. Pruitt, previously Senior Vice President of the Company’s Southwest and Western Divisions, to the position of Chief Operating Officer, effective immediately.

Mr. Pruitt, 53, joined the Company as part of the Company’s August 2021 acquisition of U.S. Concrete, Inc. He held various leadership roles at U.S. Concrete, including President and Chief Executive Officer from April 2020 to August 2021, President and Chief Operating Officer from April 2019 to April 2020, and Senior Vice President and Chief Operating Officer from October 2015 to April 2019.

In connection with the promotion, Mr. Pruitt’s base salary was increased to $700,000, and his EIP and LTIP targets were increased to 100% and 290%, respectively, of base salary. Mr. Pruitt has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

A copy of the Company’s press release announcing the management changes described above is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 20, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VULCAN MATERIALS COMPANY

Date: September 20, 2023	By:	/s/ Denson N. Franklin III
	Name:	Denson N. Franklin III
	Title:	Senior Vice President, General Counsel
and Secretary